                                                                Sub-Item 77Q1(a)

                                AMENDMENT NO. 22
                                       TO
             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
         AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

      This Amendment No. 22 to the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (this "Amendment") amends the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the "Trust") dated as of September 14, 2005, as amended (the "Agreement").

      Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

      WHEREAS, the Trust desires to amend the Agreement to reflect Invesco V.I. Leisure Fund and Invesco V.I. Capital Appreciation Fund having merged into Invesco Van Kampen V.I. Capital Growth Fund and Invesco V.I. Capital Development Fund having merged into Invesco Van Kampen V.I. Mid Cap Growth Fund, effective April 30, 2012; and

      WHEREAS, the Trust desires to amend the Agreement to change the name of the following series portfolios: Invesco V.I. Basic Value Fund to Invesco Van Kampen V.I. Value Opportunities Fund, Invesco V.I. Dividend Growth Fund to Invesco V.I. Diversified Dividend Fund, Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund to Invesco V.I. Equally Weighted S&P 500 Fund and Invesco Van Kampen V.I. Global Value Equity Fund to Invesco V.I. Global Core Equity Fund, effective April 30, 2012; and

      WHEREAS, the Trust desires to amend the Agreement to change the name of Invesco Van Kampen V.I. Capital Growth Fund to Invesco Van Kampen V.I. American Franchise Fund and Invesco Van Kampen V.I. Mid Cap Value Fund to Invesco Van Kampen V.I. American Value Fund, effective July 15, 2012;

      NOW, THEREFORE, the Agreement is hereby amended as follows:

            1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

            2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

            3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

      IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of May 8, 2012

                                    By:    /s/ John M. Zerr
                                           -------------------------------------
                                    Name:  John M. Zerr
                                    Title: Senior Vice President

                                   EXHIBIT 1
                                  "SCHEDULE A

         AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                            CLASSES OF EACH PORTFOLIO
------------------------------------------------     -------------------------
Invesco V.I. Balanced-Risk Allocation Fund           Series I Shares
                                                     Series II Shares

Invesco V.I. Core Equity Fund                        Series I Shares
                                                     Series II Shares

Invesco V.I. Diversified Income Fund                 Series I Shares
                                                     Series II Shares

Invesco V.I. Diversified Dividend  Fund              Series I Shares
                                                     Series II Shares

Invesco V.I. Equally-Weighted S&P 500 Fund           Series I Shares
                                                     Series II Shares

Invesco V.I. Global Core Equity Fund                 Series I Shares
                                                     Series II Shares

Invesco V.I. Global Health Care Fund                 Series I Shares
                                                     Series II Shares

Invesco V.I. Global Real Estate Fund                 Series I Shares
                                                     Series II Shares

Invesco V.I. Government Securities Fund              Series I Shares
                                                     Series II Shares

Invesco V.I. High Yield Fund                         Series I Shares
                                                     Series II Shares

Invesco V.I. High Yield Securities Fund              Series I Shares
                                                     Series II Shares

Invesco V.I. International Growth Fund               Series I Shares
                                                     Series II Shares

Invesco V.I. Mid Cap Core Equity Fund                Series I Shares
                                                     Series II Shares

Invesco V.I. Money Market Fund                       Series I Shares
                                                     Series II Shares

Invesco V.I. S&P 500 Index Fund                      Series I Shares
                                                     Series II Shares

Invesco V.I. Small Cap Equity Fund                   Series I Shares
                                                     Series II Shares

PORTFOLIO                                            CLASSES OF EACH PORTFOLIO
------------------------------------------------     -------------------------
Invesco V.I. Technology Fund                         Series I Shares
                                                     Series II Shares

Invesco V.I. Utilities Fund                          Series I Shares
                                                     Series II Shares

Invesco Van Kampen V.I. American Franchise Fund      Series I Shares
                                                     Series II Shares

Invesco Van Kampen V.I. American Value Fund          Series I Shares
                                                     Series II Shares

Invesco Van Kampen V.I. Comstock Fund                Series I Shares
                                                     Series II Shares

Invesco Van Kampen V.I. Equity and Income Fund       Series I Shares
                                                     Series II Shares

Invesco Van Kampen V.I. Global Core Equity Fund      Series I Shares
                                                     Series II Shares

Invesco Van Kampen V.I. Growth and Income Fund       Series I Shares
                                                     Series II Shares

Invesco Van Kampen V.I. Mid Cap Growth Fund          Series I Shares
                                                     Series II Shares

Invesco Van Kampen V.I. Mid Cap Value Fund           Series I Shares
                                                     Series II Shares

Invesco Van Kampen V.I. Value Opportunities Fund     Series I Shares
                                                     Series II Shares"